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                                                Exhibit Index Appears at Page 5.



                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




         Date of Report(Date of earliest event reported) June 28, 1999
                                                         -------------

                              UNITRODE CORPORATION
                              --------------------
             (Exact Name of Registrant as Specified in Its Charter)



              Maryland                                1-5609
--------------------------------------------------------------------------------
(State or Other Jurisdiction of                     (Commission
Incorporation or Organization)                      File Number)



                                   04-2271186
                      ------------------------------------
                      (I.R.S. Employer Identification No.)



            7 Continental Boulevard, Merrimack, New Hampshire 03054
            -------------------------------------------------------
      (Address of Principal Executive Offices)              (Zip Code)




Registrant's telephone number, including area code (603) 424-2410





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         (Former name or former address, if changed since last report)



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Item 5.  Other Materially Important Events.
         ----------------------------------

On June 28, 1999, the Registrant announced that, effective that date, Alan R. Schuele had resigned as President, Chief Operating Officer and a director of the Registrant, and that Robert J. Richardson, Chairman and Chief Executive Officer of the Registrant, would reassume the additional duties of President of the Registrant. A copy of the press release issued in connection with such announcement is attached hereto as Exhibit 99 and is hereby incorporated by reference.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

Exhibit 99. Form of press release dated June 28, 1999.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               Unitrode Corporation
                               --------------------
                                    (Registrant)


Date:  June 28, 1999       By  /s/ Allan R. Campbell
                               ---------------------
                               Senior Vice President


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                                  Exhibit Index


Exhibit No.              Description                Page
-----------              -----------                ----

99                       Form of press release        6
                         dated June 28, 1999



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